UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2020

SPERO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38266	46-4590683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Massachusetts Avenue, 14th Floor Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SPRO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

On December 3, 2020, Spero Therapeutics, Inc. (the “Company”) updated its investor presentation (the “Investor Presentation”), which the Company expects to use in connection with general corporate presentations and will be made available on the Company’s website or distributed by the Company in hardcopy or electronic form.

A copy of the Investor Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The Investor Presentation is current as of December 3, 2020, and the Company disclaims any obligation to update the Investor Presentation after such date.

In accordance with General Instruction B.2 on Form 8-K, except as set forth under Item 8.01 below, the information set forth in this Item 7.01 and the Investor Presentation is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The Company has revised its guidance with respect to the timing of the planned submission of its New Drug Application (NDA) with the U.S. Food and Drug Administration (FDA) for tebipenem HBr and its expected cash runway, as follows: The Company expects to complete the planned submission of its NDA for tebipenem HBr during the second half of 2021, compared with its prior guidance that the NDA would be submitted to the FDA during the second quarter of 2021. This delay is a result of challenges faced by clinical research organizations (CROs) engaged by the Company to conduct, validate and analyze certain Phase 1 trials required for the NDA submission. While dosing for such Phase 1 trials has concluded, the Company expects the CROs will be delayed in delivering final trial data due to workplace disruptions and capacity constraints caused by the ongoing COVID-19 pandemic. In light of the extended timeline for the NDA submission, the Company believes that its existing cash, cash equivalents and marketable securities, together with committed funding from its Biomedical Advanced Research and Development Authority (BARDA) contract and other non-dilutive funding commitments, will be sufficient to fund its operating expenses and capital expenditure requirements into the second quarter of 2022, including through the submission of the NDA for tebipenem HBr.

Forward-looking Statements

This report, including the exhibits hereto, contains forward-looking statements. These statements include, but are not limited to, statements about the initiation, timing and submission to the FDA of a NDA for tebipenem HBr and the potential approval of tebipenem HBr by the FDA; future commercialization, the potential number of patients who could be treated by tebipenem HBr and market demand for tebipenem HBr generally; expected broad access across payer channels for tebipenem HBr; the expected pricing of tebipenem HBr and the anticipated shift from IV to oral administration; the design, initiation, timing, progress and results of the Company’s preclinical studies and clinical trials and its research and development programs, including the commencement of the Company’s planned Phase 2a clinical trial of SPR720 and the commencement of the Company’s planned Phase 1 bronchoalveolar lavage (BAL) clinical trial assessing the penetration of SPR206 into the pulmonary compartment and its renal impairment study of SPR206; management’s assessment of the results of such preclinical studies and clinical trials; the direct and indirect impact of the pandemic caused by an outbreak of a new strain of coronavirus on the Company’s business and operations, including manufacturing, research and development costs, clinical trials, regulatory processes and employee expenses; and the Company’s cash forecast and anticipated expenses, anticipated payments under the Company’s agreement with Everest Medicines, potential payments under the Company’s agreement with BARDA, the sufficiency of its cash resources and the availability of additional non-dilutive funding from governmental agencies beyond any initially funded awards. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intent,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the Company’s ability to timely complete related Phase 1 trials for its planned NDA submission for tebipenem HBr, taking into account the possible effects of the COVID-19 pandemic;

the Company’s need for additional funding; the lengthy, expensive, and uncertain process of clinical drug development; whether results obtained in preclinical studies and clinical trials will be indicative of results obtained in future clinical trials; the Company’s reliance on third parties to manufacture, develop, and commercialize its product candidates, if approved; the ability to develop and commercialize the Company’s product candidates, if approved; the potential impact of the COVID-19 pandemic; the Company’s ability to retain key personnel and to manage its growth; whether the Company will satisfy all of the pre-conditions to receipt of the development milestone payment under its agreement with Everest Medicines; whether BARDA elects to exercise its second option under the Company’s agreement with BARDA; whether the Company’s cash resources will be sufficient to fund its continuing operations for the periods and/or trials anticipated; and other factors discussed in the “Risk Factors” set forth in filings that the Company periodically makes with the U.S. Securities and Exchange Commission. The forward-looking statements included in this report, including the exhibits hereto, represent the Company’s views as of the date of this report. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Investor Presentation of Spero Therapeutics, Inc. dated December 3, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPERO THERAPEUTICS, INC.

Date: December 3, 2020	By:	/s/ Stephen DiPalma
Stephen DiPalma
Interim Chief Financial Officer and Treasurer